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EXHIBIT 10.5

                         TANGIBLE ASSET GALLERIES, INC.

                             SECURED PROMISSORY NOTE

February 6, 2002                                               Principal Amount:
                                                                     $209,000.00

         FOR VALUE RECEIVED, the undersigned, Tangible Asset Galleries, Inc., a Nevada corporation ("TANGIBLE") promises to pay to the order of Wes English, an individual residing at 61 Eagleridge Place, Danville, California 94506 (the "LENDER"), the total principal amount outstanding on this Secured Promissory Note (the "NOTE"), of TWO HUNDRED NINE THOUSAND AND NO/100 DOLLARS ($209,000.00), in lawful money of the United States of America, at the times and in the manner hereinafter set forth.

         1. MATURITY DATE. This Note shall be payable in full on the date that is ninety days following the date hereof, or on such earlier date that this Note becomes due and payable as a result of acceleration as set forth herein or as set forth in the Security Agreement (as defined in Section 3 herein). Each payment shall be credited first to any late payment amounts due and owing at the time of payment, then to interest, and then to principal; and interest shall then cease on the portion of the principal credited. All payments shall be made in lawful money of the United States, without offset, deduction, or counterclaim of any kind.

         2. INTEREST. In the Event of Default, as set forth in Section 4 below, shall occur or be continuing simple interest shall be calculated on the entire outstanding principal balance at a rate of eighteen percent (18%) per annum.

         Any interest to be charged under this Note shall be computed on the basis of the actual number of days elapsed over a year of 365 days or 366 days, as the case may be.

         3. SECURITY. This Note is secured by certain collateral more specifically described in a certain secured loan and security agreement entered into by Tangible for the benefit of the Lender dated of even date herewith (the "SECURED LOAN AND SECURITY AGREEMENT"). Reference to the Secured Loan and Security Agreement shall in no way impair the absolute and unconditional obligation of Tangible to pay the amount due under this Note.

         4. EVENT OF DEFAULT. The following are Events of Default under this
Note:

                  a. Tangible fails to make any payment under this Note when due;

                  b. (i) Tangible shall commence any proceeding or other action relating to it



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in bankruptcy or seek reorganization, arrangement, readjustment of its debts, receivership, dissolution, liquidation, winding-up, composition or any other relief under any bankruptcy law, or under any other insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or any other similar act or law, of any jurisdiction, domestic or foreign, now or hereafter existing; or (ii) Tangible shall admit the material allegations of any petition or pleading in connection with any such proceeding; or (iii) Tangible shall apply for, or consent or acquiesce to, the appointment of a receiver, conservator, trustee or similar officer for it or for all or a substantial part of its property; or (iv) Tangible shall make a general assignment for the benefit of creditors;

                  c. (i) The commencement of any proceedings or the taking of any other action against Tangible in bankruptcy or seeking reorganization, arrangement, readjustment of its debts, liquidation, dissolution, arrangement, composition, or any other relief under any bankruptcy law or any other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing and the continuance of any of such events for thirty (30) days undismissed, unbonded or undischarged; or (ii) the appointment of a receiver, conservator, trustee or similar officer for Tangible for any of its property and the continuance of any of such events for thirty (30) days undismissed, unbonded or undischarged; and

                  d. An "Event of Default" (as defined in the Secured Loan and Security Agreement) shall have occurred under the Secured Loan and Security Agreement, after giving effect to any applicable notice provisions and cure periods set forth in the Security Agreement.

         No delay or omission by Lender in exercising any right or remedy under this Note, or any other agreement executed in connection with this Note, shall operate as a waiver of the future exercise of that right or remedy or of any other rights or remedies under this Note or any other agreement executed in connection with this Note. To the extent permitted by law, Tangible waives the right, in any action on this Note, to assert that the action was not commenced within the time required by law for commencement of the action. All rights of Lender stated in this Note are cumulative and in addition to all other rights provided by law, in equity, or in any agreement executed in connection with this Note.

         5. REMEDY UPON EVENT OF DEFAULT. Lender shall give notice to Tangible upon the occurrence of an Event of Default in Sections 4.d., e., or f. hereunder with the opportunity to cure such default within five (5) business days. If, after the expiration of such notice period, or upon the occurrence of an Event of Default in Sections 4.a. or b, Lender, at its option, may declare immediately due and payable all amounts then owing on this Note.

         6. USURY LAWS. This Note and any other agreements between Tangible and Lender are hereby expressly limited so that in no contingency or event whatsoever shall the amount paid or agreed to be paid to Lender or the holder thereof exceed the maximum amount permissible under applicable usury laws. If under any circumstances fulfillment of any provision of this Note or any other agreement between Tangible and Lender shall involve exceeding the limits of validity prescribed by usury law, then the obligation to be fulfilled shall be reduced to the limit of such



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validity. All sums paid or agreed to be paid to Lender or the holder thereof, to the extent permitted by applicable law, and to the extent necessary to preclude exceeding the limit of validity prescribed by law, shall be amortized, prorated, and allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of this Note so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof.

         7. General Provisions.

                  a. No Oral Modification. This Agreement cannot be orally changed, modified, discharged or terminated.

                  b. Binding; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto. Tangible shall not assign any of its rights, privileges or obligations hereunder without the prior written consent of Lender, except no consent shall be required for assignment to an entity owned by Tangible.

                  c. Entire Agreement. This Secured Promissory Note and the Security Agreement, together with the exhibits and other documents required to be executed and delivered thereunder, contain the entire agreement among the parties hereto with respect to the transactions contemplated hereby, and supersedes any and all other writings, representations and warranties.

                  d. Attorneys' Fees. If any legal action or other proceeding is brought for the enforcement of this Note, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Note, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

                  e. Prepayment. This Note may be prepaid in whole or in part without penalty or premium.

                  f. Presentment. The makers, sureties, guarantors and endorsers of this Note jointly and severally waive presentment for payment, protest, notice of protest and notice of nonpayment of this Note, and consent that this Note or any payment due under this Note may be extended or renewed without prior demand or notice.

                  g. Governing Law and Jurisdiction. This Note shall be governed by and construed in accordance with the laws of the State of California, applicable to instruments executed and to be performed in the State of California.

                            [signatures on next page]



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         IN WITNESS WHEREOF, the undersigned have caused this Note to be executed as of the date first above written.

                                        TANGIBLE ASSET GALLERIES, INC., a Nevada corporation

                                        By: /s/ Silvano DiGenova
                                            ----------------------------------
                                            Name: Silvano DiGenova
                                            Title: Chief Executive Officer



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                         TANGIBLE ASSET GALLERIES, INC.

                      AMENDMENT TO SECURED PROMISSORY NOTE

May 7, 2002                                                    Principal Amount:
                                                                     $209,000.00

         WHEREAS, the undersigned, Tangible Asset Galleries, Inc., a Nevada corporation ("TANGIBLE") has promised to pay to the order of Wes English, an individual residing at 61 Eagleridge Place, Danville, California 94506 (the "LENDER"), the total principal amount outstanding on the Secured Promissory Note dated February 6, 2002 (the "NOTE"), of TWO HUNDRED NINE THOUSAND AND NO/100 DOLLARS ($209,000.00), in lawful money of the United States of America, at the times and in the manner hereinafter set forth;

         AND WHEREAS, Tangible and Lender desire to modify selected terms of the Note by the execution if this amendment (the "AMENDMENT");

         NOW, THEREFORE, for good an valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Tangible and Lender agree as follows:

         1. MATURITY DATE. Section one of the Note is replaced in its entirety by the following:

         "MATURITY DATE. This Note shall be payable in seven bi-weekly payments as follows:

         June 1, 2002- $30,200.00; June 15, 2002 - $30,200.00; June 29, 2002 -
         $30,200.00; July 13, 2002 - $30,200.00; July 27, 2002 - $30,200.00;
         August 10, 2002 - $30,200.00; and August 24, 2002 - $30,208.06; or

         on such earlier date that this Note becomes due and payable as a result of acceleration as set forth herein or as set forth in the Security Agreement (as defined in Section 3 herein). Each payment shall be credited first to any late payment amounts due and owing at the time of payment, then to interest, and then to principal; and interest shall then cease on the portion of the principal credited. All payments shall be made in lawful money of the United States, without offset, deduction, or counterclaim of any kind."

         2. INTEREST. Section two of the Note is replaced in its entirety by the following:

         "INTEREST. The annual interest rate shall be ten percent (10.0%) until paid in full. In the Event of Default, as set forth in Section 4 below, shall occur or be continuing simple interest shall be calculated on the entire outstanding principal balance at a rate of eighteen percent (18%) per annum.



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         Any interest to be charged under this Note shall be computed on the basis of the actual number of days elapsed over a year of 365 days or 366 days, as the case may be.

         3. CONFIRMATION. Tangible and Lender hereby confirm that all other terms and conditions of the Note not modified or amended herein remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first above written.

                                        TANGIBLE ASSET GALLERIES, INC., a Nevada corporation

                                        By: /s/ Michael R. Haynes
                                            -----------------------------
                                        Name: Michael R. Haynes
                                        Title: President

                                        LENDER:

                                        Wes English

                                        /s/ Wes English
                                        ---------------------------------